1
LESAKA TECHNOLOGIES INC.
STOCK OPTION AGREEMENT
Lesaka Technologies Inc., a Florida corporation (the “ Company ”) has granted to the Employee named below (the “ Employee
”), effective as of the Grant Date specified below,

an option (the
“ Option ” ) to purchase
certain shares of common stock, par value $0.001 per share, of the Company (the “ Shares ”) upon the terms and conditions set forth in this Stock Option Agreement (the “ Agreement ”) and the Amended and Restated
Stock Incentive Plan of Lesaka Technologies Inc. (the “ Plan ”), the provisions of which are incorporated into the Agreement.

By signing this Agreement, the Employee: (a) acknowledges he/she has read this Agreement,
(b) accepts the Option subject to all of the terms and conditions of this Agreement, and (c) agrees to accept as binding, conclusive and final all decisions or interpretations of the Company upon any questions arising under this Agreement.

For purposes of this Agreement, actions and determinations to be made by the Company may be made by the Board of Directors of the Company or by such committee or delegate as may be appointed by the Board of Directors from time to time.
Name of Employee: __________________________
Grant Date: __________________________
Number of Option Shares: __________________________
Exercise Price: US$ ____ per Share
Option Expiration Date: Tenth anniversary of the Grant Date
For clarity, as used in this Agreement, the term “exercise” means to acquire ownership of Shares which are the subject of the Option in accordance with the terms of this Agreement.

Except as provided in Section 6
below, the aggregate number of whole Shares for which this Option may be exercised as of any date is determined by multiplying the number of Option Shares listed above by the following percentage, and reducing that result by the number of Shares previously acquired upon exercise of the Option:
Exercise Date Percentage
Prior to the first anniversary of the Grant Date 0%
On or after the first anniversary of the Grant Date and prior to the second anniversary of the Grant Date 33.33%
On or after the second anniversary of the Grant Date and prior to
the third anniversary of the Grant Date 66.66%
On or after the third anniversary of the Grant Date. 100.00%
Exhibit 10.50

The Option shall not become exercisable for any additional Option Shares after the date the
Employee’s employment or other service with the Company and its affiliates terminates for any reason.
1. D
EFINITIONS AND
C
ONSTRUCTION
.

Unless otherwise defined in this Agreement, capitalized terms have the meanings ascribed to them in the Plan.

The captions and titles contained in this Agreement are for convenience only and do not affect the meaning or interpretation of any provision of this Agreement.
2. T
AX
C
ONSEQUENCES
.
This Option is intended to be a nonstatutory stock option and shall not be treated as an incentive stock option within the meaning of Section 422(b) of the Code.

This Option will be subject to the tax laws of the
country or jurisdiction in which the Employee is a tax resident or is otherwise subject to taxation.
3. E
XERCISE OF THE
O
PTION
.
3.1 Discretionary Exercise .

The Option shall be exercisable in the discretion of the
Employee prior to termination of the Option in an amount not to exceed the number of Shares for which the
Option is then exercisable less the number of Shares previously acquired upon exercise of the Option.

Exercise of the Option shall be by means of electronic or written notice (the “ Exercise Notice ” ) in a form authorized by the Company which states the Employee’s election to exercise the Option, the number of whole Shares for which the Option is being exercised and such other representations and agreements as to the Employee’s investment intent with respect to such Shares as may be required pursuant to the provisions of this Agreement, the Plan or by applicable law.

Further, each Exercise Notice must be (a) signed or
otherwise authenticated by the Employee in a manner acceptable to the Company, (b) received by the
Company or the Company’s authorized representative, in a manner acceptable to the Company,

prior to the
termination of the Option as set forth in Section 5 of this Agreement, and (c) accompanied by full payment of the aggregate Exercise Price for the number of Shares being purchased.

The Option exercise will be
effective upon receipt by the Company or the Company’s authorized representative of such electronic or written Exercise Notice and the aggregate Exercise Price.

Notwithstanding the foregoing, if at any time the
Company determines that the delivery of Shares under the Plan or this Agreement is or may be unlawful under the laws of any applicable jurisdiction, or Federal, state or foreign (non-United States) securities laws, the right to exercise the Option or receive Shares pursuant to the Option shall be suspended until the
Company determines that such delivery is lawful.
3.2 Payment of Exercise Price .
(a) Forms of Consideration Authorized .

Except as otherwise provided below,
payment of the aggregate Exercise Price for the number of Shares for which the Option is being exercised may be made (i) in cash (US dollars) or cash equivalent acceptable to the Company (including offset against US dollars, if any, owed by the Company to the Employee as of the date of exercise), (ii) if permitted by the
Company, by tender to the Company,

or attestation to the ownership, of whole Shares owned by the
Employee, including Shares deliverable upon exercise of the Option, (iii) by means of a Cashless Exercise, as defined in Section 3.2(b) of this Agreement, (iv) if permitted by the Company and the Employee is not an
executive officer or director of the Company,

with a promissory note in such form as the Company may
specify that bears a market rate of interest and is fully recourse, (v) by any other means acceptable to the
Company, or (v) by any combination of the foregoing as may be permitted by the Company,

in its sole
discretion.

Shares tendered in payment of the Exercise Price will be valued at their Fair Market Value as of
the date that the exercise occurs.
(b) Limitations on Forms of Consideration .
(i) Tender of Stock.

Notwithstanding the foregoing, the Option may not be
exercised by tender to the Company, or attestation to the ownership, of Shares to the extent such tender or attestation would violate any law, regulation or agreement restricting the redemption of the Company’s stock.

(ii) Cashless Exercise.

A “ Cashless Exercise ”

means the delivery of a
properly executed Exercise Notice together with irrevocable instructions to a broker in a form acceptable to the Company providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the Shares acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company.

The Company reserves the sole and absolute right to establish, decline, suspend or terminate any such program or procedure, including with respect to the Employee notwithstanding that such program or procedures may be available to others.
3.3 Company-Assisted Sales of Shares; Grant of Power of Attorney for Sale of
Shares
.

The Employee acknowledges that he or she has been advised that it may be impracticable for the
Employee on his or her own to sell, or to arrange for a sale through a broker or otherwise of the Shares acquired upon exercise of the Option.

Therefore, the Company expects to assist the Employee in this regard by facilitating the sale of Shares obtained through the exercise of the Option, with the method and timing of such sales to be determined by the Executive Committee of the Company, although the Company has no obligation to do so.

However, in the event that the Company does attempt to facilitate any such Share sale, the Company does not represent to the Employee that such sale will be completed, or if it is completed, that
Shares will be sold at any particular price or require any particular level of brokerage commissions.

The
Employee hereby irrevocably constitutes and appoints the Company’s chief executive officer or successor, and the Company’s chief financial officer or successor,

each with full power and authority to act together or
alone in any matter hereunder and with full power of substitution, the true and lawful attorneys-in-fact of the Employee (individually an “ Attorney ” and collectively the “ Attorneys ”), with full power and authority in the name of, for and on behalf of, the Employee with respect to all matters arising in connection with the sale of the Shares acquired upon the exercise of the Option, including, but not limited to, the power and authority on behalf of the Employee to take any and all of the following actions: (i) to sell such Shares (to be represented by stock option exercise forms executed by the Attorneys) through a broker, including a transaction in which the broker will act as a principal, at a purchase price per Share as determined by negotiation between the Company, the Attorneys and the broker and to complete, execute and deliver a stock power in relation to the sale of the Shares; (ii) to execute and deliver any document that may be required in connection with the exercise of the Option and deliver the aggregate Exercise Price and applicable withholding taxes to the Company on behalf of the Employee; (iii) on behalf of the Employee, to make representations and warranties and enter into appropriate agreements to effect the sale of such Shares;
(iv) to instruct the Company’s transfer agent as the Attorneys shall determine on all matters pertaining to the delivery and custody of certificates for such Shares; (v) to incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of such Shares; (vi) if necessary, to endorse (in blank or otherwise) on behalf of the Employee the certificate(s) representing such Shares and a stock power or powers attached to such certificate(s); and (vii) to sign such other certificates, documents and agreements and take any and all other actions as the Attorneys may deem necessary or desirable in connection with the consummation of the transactions contemplated by the power of attorney granted under this Section 3.3.

Each Attorney may act alone in exercising the rights and powers conferred on the Attorneys.

Each Attorney is hereby empowered to determine in his sole discretion the time or times when, the purpose for and the manner in which any power herein conferred upon him shall be exercised, and the conditions, provisions or covenants of any instrument or document which may be executed by him pursuant hereto.

The power of attorney granted under this Section 3.3 is an agency coupled with an interest and all authority conferred hereby shall be irrevocable, and shall not be terminated by any act of the Employee or by operation of law, whether by the death, disability or incapacity of the Employee or by the occurrence of any other event or events.

It is understood that the Attorneys assume no responsibility or liability for any aspect of offering or selling any Shares acquired upon exercise of the Option and shall not be liable for any error of judgment or for any act done or omitted or for any mistake of fact or law except for the Attorneys’ own gross negligence, willful misconduct or bad faith.

It is understood that the Attorneys, in acting pursuant to
this power of attorney, are not acting in a fiduciary capacity on behalf of the Employee and are not required to, nor will they necessarily, obtain the best available price or the lowest possible fee or commission when
negotiating or otherwise facilitating any sale of Shares pursuant to this power of attorney.

The power of

attorney granted under this Section 3.3 shall be binding upon the Employee and the Employee’s heirs, legal representatives, distributees, successors and assigns.
3.4 Tax and/or Social Insurance Withholding .

At the time any withholding is required
by applicable law, or at any time thereafter as requested by the Company,

the Employee hereby authorizes
withholding from payroll and any other amounts payable to the Employee, and otherwise agrees to make adequate provision for (including by means of a Cashless Exercise to the extent permitted by the Company), any sums required to satisfy the federal, state, local and foreign tax and social insurance withholding obligations of the Company or its affiliate, if any,

which arise in connection with the Option.

The Company
shall have no obligation to deliver Shares until the tax and social insurance withholding obligations of the
Company or its affiliate have been satisfied by the Employee.

The Company may, in its sole discretion,
permit the Employee to satisfy, in whole or in part, any tax and social insurance withholding obligation which may arise in connection with the Option either by electing to have the Company withhold from the
Shares to be issued upon exercise that number of Shares, or by electing to deliver to the Company already-
owned Shares, in either case having a Fair Market Value

(as defined in the Plan) equal to the amount
necessary to satisfy the statutory minimum withholding amount due.
3.5 Certificate Registration .

Physical possession or custody of such stock certificates
shall be retained by the Company until such time as the shares are transferable without restriction and, thereafter, the Company shall either issue and deliver to the Employee one or more certificates in the name of the Employee for that number of Shares purchased by the Employee or provide for uncertificated, book entry issuance of those Shares.
3.6 Restrictions on Issuance of Shares .

The issuance of Shares upon exercise are
subject to compliance with all applicable requirements of U.S. federal, state, local or foreign law with respect to such securities.

The Option may not be exercised if the issuance of Shares upon exercise would violate any applicable laws or regulations, or any requirement of any stock exchange or market system upon which the Shares may then be listed.

In addition, the Option may not be exercised unless (i) a registration statement under the Securities Act of 1933 (the “ Securities Act ” ) shall at the time of exercise of the Option be in effect with respect to the Shares issuable upon exercise of the Option or (ii) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act.

THE
EMPLOYEE IS CAUTIONED THAT

THE OPTION MAY

NOT BE EXERCISED UNLESS THE
FOREGOING CONDITIONS ARE SATISFIED.

ACCORDINGLY,

THE EMPLOYEE MAY

NOT BE
ABLE TO EXERCISE THE OPTION WHEN DESIRED EVEN THOUGH THE OPTION IS THEN
EXERCISABLE.

The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any Shares subject to the Option shall relieve the Company of any liability in respect of the failure to issue or sell such
Shares as to which such requisite authority shall not have been obtained.

As a condition to the exercise of
the Option, the Company may require the Employee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.
3.7 Fractional Shares .

The Company shall not be required to issue fractional shares upon the exercise of the Option.
4. N
ONTRANSFERABILITY OF THE
O
PTION
.
During the lifetime of the Employee, the Option shall be exercisable only by the Employee or the
Employee’s guardian, legal representative or attorney-in-fact.

The Option shall not be subject in any manner
to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Employee or the Employee’s beneficiary,

except transfer by will or by the laws of descent and
distribution.

Following the death of the Employee, to the extent provided in Section 6 of this Agreement, the

Option may be exercised by the Employee’s legal representative or by any person empowered to do so under the deceased Employee’s will or under the then-applicable laws of descent and distribution.
5. T
ERMINATION OF THE
O
PTION
.
The Option shall terminate and may no longer be exercised after the first to occur of (a) the close of business at the Company’s principal executive office on the Option Expiration Date, (b) the date specified in
Section 6 of this Agreement in the event of the termination of the Employee’s employment or other service with the Company (such employment or other service with the Company referred to hereafter as “ Service ”), or
(c) the occurrence of an event described in Section 9 of the Plan to the extent determined by the Company.
6. E
FFECT OF
T
ERMINATION OF
S
ERVICE
.
6.1
Option Exercisability.

The Option shall terminate immediately upon the
Employee’s termination of Service with the Company and its affiliates to the extent that it is not exercisable
on the date such Service terminates.

To the extent the Option is exercisable on the date such Service terminates, whether or not such portion of the Option shall continue to be exercisable after such termination shall be determined in accordance with the remaining provisions of this Section 6.
(a) Disability .

If the Employee’s Service terminates because of the Employee’s
Disability (as defined below), (i) the portion of the Option that is not then exercisable shall terminate immediately, and (ii) the portion of the Option that is then exercisable shall remain exercisable during the six-
month period following such termination of Service, but in no event beyond the Expiration Date of the Option.

Unless sooner terminated, any remaining unexercised portion of the Option shall terminate upon the expiration of such six-month period.

For purposes of this Agreement, “Disability” means the inability of the Employee to perform in all material respects the Employee’s duties and responsibilities to the Company,

or any affiliate
of the Company, by reason of a physical or mental disability or infirmity which inability is reasonably expected to be permanent and has continued (i) for a period of six consecutive months or (ii) such shorter period as the Company may reasonably determine in good faith.

The Disability determination shall be in the
sole discretion of the Company and the Employee (or the Employee’s representative) shall furnish the
Company with medical evidence documenting the Employee’s disability or infirmity which is satisfactory to the Company.
(b) Death .

If the Employee’s Service terminates because of the death of the
Employee, (i) the portion of the Option that is not then exercisable shall terminate immediately, and (ii) the portion of the Option that is then exercisable shall remain exercisable, by the Employee’s legal representative or other person who acquired the right to exercise the Option by reason of the Employee’s death, during the six-month period following such termination of Service, but in no event beyond the Expiration Date of the
Option.

Unless sooner terminated, any remaining unexercised portion of the Option shall terminate upon the expiration of such six-month period.
(c)
No-Fault Termination.

If the Employee’s Service terminates because of a No-
Fault Termination, (i) the portion of the Option that is not then exercisable shall terminate immediately,

and
(ii) the portion of the Option that is then exercisable shall remain exercisable during the 30-day period following such termination of Service, but in no event beyond the Expiration Date of the Option.

Unless
sooner terminated, any remaining unexercised portion of the Option shall terminate upon the expiration of such 30-day period.

“
No-Fault Termination ” means the termination of the Employee’s Service for any reason (other than Disability or death) based on (i) the constructive dismissal of the Employee; (ii) the early or compulsory retirement of the Employee in terms of the rules of any relevant Company or affiliate retirement fund; (iii) the operational requirements of the Company or its affiliate or (iv) termination by mutual agreement.

No-Fault Termination shall not include any voluntary termination of Service by the Employee other than for the reasons described in clauses (i) through (iv) of the preceding sentence or any termination of the Employee’s Service due to the Employee’s

misconduct or other misdemeanor
.

6.2 Other Termination of Service.

If the Employee’s Service terminates for any
reason, except Disability, death, or No-Fault Termination,

the Option shall terminate on the date the
Employee’s Service terminates.

7. R
IGHTS AS A
S
TOCKHOLDER
, D
IRECTOR
, E
MPLOYEE OR
C
ONSULTANT
.
The Employee shall have no rights as a stockholder with respect to any Shares covered by the Option until the date of the issuance of the Shares for which the Option has been exercised (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

No
adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date the Shares are issued.

The Employee understands and acknowledges that, except as otherwise provided in a separate, written employment agreement between the Company or an affiliate and the Employee, the
Employee’s employment is “at will” and is for no specified term.

Nothing in this Agreement or the Plan shall
confer upon the Employee any right to continue in the Service of the Company or an affiliate or interfere in any way with any right of the Company or an affiliate to terminate the Employee’s service as a director,

an
employee or consultant, as the case may be, at any time.
8. L
EGENDS
.
The Company may at any time place legends referencing any restrictions on transfer and any applicable U.S. federal, state, or foreign securities law restrictions on all certificates representing Shares subject to the provisions of this Agreement.

The Employee shall, at the request of the Company, promptly
present to the Company any and all certificates representing Shares acquired pursuant to the Option in the possession of the Employee in order to carry out the provisions of this Section.

9. M
ISCELLANEOUS
P
ROVISIONS
.
9.1 Reservation of Shares.

The Company will reserve and set apart and have at all
times, free from preemptive rights, a number of authorized but unissued Shares deliverable upon the exercise of this Option sufficient to enable it at any time to fulfill all its obligations hereunder.
9.2 Further Instruments.

The parties hereto agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.
9.3 Binding Effect; Parties; Entire Agreement.

Subject to the restrictions on transfer
set forth herein, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

This Agreement is between the
Employee and the Company.

This Agreement shall constitute the entire understanding and agreement of the Employee and the Company with respect to the subject matter contained in this Agreement and supersedes any prior agreements, understandings, restrictions, representations, or warranties among the
Employee and the Company with respect to such subject matter.

To the extent contemplated in this
Agreement, the provisions of this Agreement shall survive any exercise of the Option and shall remain in full force and effect.
9.4 Termination or Amendment.

The Company may terminate, amend or suspend the
Option at any time; provided, however, that except as provided in Section 9 of the Plan, no such termination or amendment may adversely affect the Option or any unexercised portion of the Option without the consent of the Employee unless such termination or amendment is necessary to comply with any applicable law or government regulation.

No amendment or addition to this Agreement shall be effective unless in writing.
9.5 Delivery of Documents and Notices.

Any notice required or permitted under this
Agreement shall be given in writing and shall be deemed effectively given (except to the extent that this
Agreement provides for effectiveness only upon actual receipt of such notice) upon personal delivery,

upon
electronic delivery at the e-mail address, if any, provided for the Employee by the Company,

or, upon
deposit with an internationally recognized overnight courier service with postage and fees prepaid,

addressed to the other party at the address of such party set forth in this Agreement or at such other address as such party may designate in writing from time to time to the other party.

(a) Description of Electronic Delivery.

The Agreement, the Plan and any reports of
the Company provided generally to the Company’s stockholders may be delivered to the Employee electronically.

In addition, if permitted by the Company, the Employee may deliver electronically the
Exercise Notice called for by Section 3 of this Agreement to the Company or to such third party as the
Company may designate from time to time.

Such means of electronic delivery may include but do not
necessarily include the delivery of a link to a Company intranet or the internet site of a third party involved in administering the Agreement, the delivery of the document via e-mail or such other means of electronic delivery specified by the Company.
(b) Consent to Electronic Delivery .

The Employee consents to the electronic
delivery of this Agreement and any reports of the Company provided generally to the Company’s stockholders and, if permitted by the Company, the electronic delivery of the Exercise Notice.

The Employee
acknowledges that he or she may receive from the Company a paper copy of any documents delivered electronically at no cost to the Employee by contacting the Company by telephone or in writing.

The
Employee further acknowledges that the Employee will be provided with a paper copy of any documents if the attempted electronic delivery of such documents fails.

Similarly, the Employee understands that the
Employee must provide the Company or any designated third party administrator with a paper copy of any documents if the attempted electronic delivery of such documents fails.

The Employee may revoke his or her
consent to the electronic delivery of documents or may change the electronic mail address to which such documents are to be delivered (if Employee has provided an electronic mail address) at any time by notifying the Company of such revoked consent or revised e-mail address by telephone, postal service or electronic mail.

Finally, the Employee understands that he or she is not required to consent to electronic delivery of documents.
9.6 Applicable Law.

This Agreement shall be governed by the laws of the State of
Florida as such laws are applied to agreements between Florida residents entered into and to be performed entirely within the State of Florida.

9.7 Counterparts.

This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8 No Future Entitlement.

By execution of this Agreement, the Employee
acknowledges and agrees that:

(i) the grant of an Option is a one-time benefit which does not create any contractual or other right to receive future grants of Options, or compensation in lieu of Options; (ii) all determinations with respect to any such future grants, including, but not limited to, the times when Options shall be granted, the maximum number of Shares subject to each Option and the Exercise Price, will be at the sole discretion of the Company; (iii) the value of the Option is outside the scope of the Employee’s employment contract; (iv) the value of the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-
service awards, pension or retirement benefits or similar payments; (v) the vesting of the Option ceases upon termination of Service with the Company or transfer of employment from the Company, or other cessation of eligibility for any reason, except as may otherwise be explicitly provided in this Agreement;
(vi) if the underlying stock does not increase in value, this Option will have no value, nor does the Company guarantee any future value; and (vii) no claim or entitlement to compensation or damages arises if the
Option does not increase in value and the Employee irrevocably releases the Company from any such claim that does arise.

Neither this Agreement nor any provision thereunder shall be construed so as to grant the
Employee any right to remain in the Service of the Company.
9.9 Personal Data
.

For the exclusive purpose of implementing, administering and managing the Option, the Employee by execution of this Agreement, consents to the collection, receipt, use, retention and transfer, in electronic or other form, of his or her personal data by and among the Company and its third party vendors.

The Employee understands that personal data (including but not limited to, name, home address, telephone number, employee number,

employment status, social security number, tax
identification number, job and payroll location, data for tax withholding purposes and Shares awarded, cancelled, exercised, vested and unvested) may be transferred to third parties assisting in the implementation, administration and management of the Option and the Employee expressly authorizes such transfer as well as the retention, use, and the subsequent transfer of the data by the recipient(s).

The
Employee understands that these recipients may be located in the Employee’s country or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Employee’s country.

The Employee understands that data will be held only as long as is necessary to implement, administer and manage the Option.

The Employee understands that he or she may, at any time, request a list with the names and addresses of any potential recipients of the personal data, view data, request additional information about the storage and processing of data, require any necessary amendments to data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing the Company’s legal department representative.

The Employee understands, however, that refusing or withdrawing his or her consent may affect his or her ability to accept an Option.

9.10
The Company’s Rights.

The existence of the Option shall not affect in any way the
right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business, or any
merger or consolidation of the Company, or any issue of bonds, debentures,

preferred or other stocks with
preference ahead of or convertible into, or otherwise affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of the Company’s assets
or business, or any other corporate act or proceeding, whether of a similar character or otherwise.
9.11 Adjustments for Corporate Transactions and Other Events
.

Adjustments for
corporate transactions and other events will be governed under the terms of the Plan.
9.12 Conformity with Plan
.

This Agreement is intended to conform in all respects with,
and is subject to all applicable provisions of, the Plan.

Inconsistencies between this Agreement and the Plan
shall be resolved in accordance with the terms of the Plan.

In the event of any ambiguity in this Agreement
or any matters as to which this Agreement is silent, the Plan shall govern.

A copy of the Plan is available
upon request to the Company.
LESAKA TECHNOLOGIES INC

.

EMPLOYEE
By:

Signature
Its:

Date
Address:

President Place

4th Floor

Address

Johannesburg 2196

South Africa

1

Employee:

Nonstatutory Stock Option
Date:

STOCK OPTION EXERCISE NOTICE
Lesaka Technologies

Inc.
Attention: Chief Financial Officer
President Place
4th Floor
Johannesburg 2196
South Africa
Ladies and Gentlemen:

1.
Option.

I was granted an option (the
“ Option ” ) to purchase shares of the common stock (the “ Shares ” ) of
Lesaka Technologies

Inc. (the
“ Company ” ) pursuant to my Stock Option Agreement (the “ Agreement ” ) as follows:
Grant Date:

Number of Option Shares:

Exercise Price per Share:

US$

2.
Exercise of Option.

I hereby elect to exercise the Option to purchase the following number of Shares in
accordance with the Agreement:
Total Shares Purchased:

Total Exercise Price
(Total Shares X Price per Share)

US$

3.
Payments.

I enclose payment in full of the total exercise price for the Shares in the following form(s),

as
authorized by my Agreement:
☐

Cash:

US$

☐

Check:

US$

☐

Tender of Company

Stock:

Contact Company
☐

Promissory Note:

Contact Company

4.
Tax and Social Insurance Withholding.

I authorize payroll withholding and otherwise will make adequate provision for the federal, state, local and foreign tax and social insurance withholding obligations, if any, of the Company

or its
affiliate in connection with the Option.

I enclose payment in full of my withholding taxes, if any,

as follows:
(Contact Company for amount of tax due.)
☐

Cash:

US$

☐

Check:

US$

5.
Employee Information.
My address is:

My Tax Identification

Number is:

2

6.
Binding Effect.

I agree that the Shares are being acquired in accordance with and subject to the terms,

provisions
and conditions of the Agreement, to all of which I hereby expressly assent.

This Agreement shall inure to the benefit of and be
binding upon my heirs, executors, administrators, successors and assigns.

I understand that I am purchasing the Shares pursuant to the terms of my Agreement,

a copy of which I have received and
carefully read and understand.

Very

truly yours,

____________________________________

(Signature)
Receipt of the above is hereby acknowledged.
LESAKA TECHNOLOGIES INC.
By:

Title:

Dated: